Exhibit 10.5

FIRST AMENDMENT TO CONSULTANCY AGREEMENT

This First Amendment to Consultancy Agreement (“Amendment”) is entered into on 10 June 2026, by and between, Zoomcar India Private Limited, a company registered under the Companies Act, 1956 and having its registered office at registered office Anjaneya Techno Park, First Floor, No. 147, HAL Old Airport Road, ISRO Colony, Kodihalli, Bengaluru, 560008, India (the “Zoomcar India”), Zoomcar Holdings, Inc., a Delaware corporation and the parent of the Company (the “Zoomcar US”) and Mr. Deepankar Tiwari (“Consultant”).

Zoomcar India and Zoomcar US are hereinafter collectively referred to as the “Company”.

Zoomcar India, Zoomcar US and the Consultant are hereinafter individually referred to as a “Party” and collectively as “Parties,” as the context may require.

WHEREAS:

A.	The Parties entered into that certain Consultant Agreement dated 09 May 2025 (“Agreement”); and

B.	The Parties now desire to extend the term of the Agreement for an additional period of one (1) year, with no other amendments to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

1.	Extension of Term: Notwithstanding Clause 1.2 of the Agreement, the Parties agree that the term of the Agreement is hereby extended for an additional period of one (1) year beyond the expiry of the initial term contemplated under the Agreement.

Accordingly, unless earlier terminated in accordance with the terms of the Agreement, the Agreement shall continue in full force and effect until the earlier of: (i) expiry of such additional one (1) year extension period; or (ii) termination in accordance with the terms of the Agreement.

For the avoidance of doubt, the Agreement shall be deemed to have continued uninterrupted from 09 May 2026 and, except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect.

2.	No Other Amendments: Except as expressly amended by this Amendment, all provisions of the Agreement shall remain unchanged and continue in full force and effect.

3.	Reference to Agreement: From and after the effective date of this Amendment, all references in the Agreement to the “Agreement” shall mean the Agreement as amended by this Amendment.

4.	Counterparts and Electronic Signatures: This Amendment may be executed in counterparts and signatures delivered electronically shall be deemed original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

For Zoomcar Holdings, Inc.

/s/ Uri Levine
By:	Uri Levine
Title:	Chairman of the Board

For Zoomcar India Private Limited

/s/ Swatick Majumdar
By:	Swatick Majumdar
Title:	Director

For the Consultant

/s/ Deepankar Tiwari
Mr.	Deepankar Tiwari

[Signature Page to First Amendment to Consultancy Agreement]